UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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EDISON NATION, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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September 11, 2020

Dear Stockholder,

We would like to extend a personal invitation for you to join us at the 2020 Annual Meeting of Stockholders which will be held on October 21, 2020, at 09:30 a.m. Eastern Time at Bear Creek Mountain Resort located at 101 Doe Mountain Lane, Macungie, Pennsylvania 18062.

Your attention is directed to the Notice of Annual Meeting of Stockholders and Proxy Statement enclosed with this letter which describes the formal business to be transacted at the meeting. If you would like another copy of this Proxy Statement, please send your request to: 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018, Attn: Kevin J. Ferguson, Corporate Secretary. It is also available on the Internet at https://investors.edisonnation.com. Following the meeting, we will discuss the status of our business and answer appropriate questions.

At this year’s Annual Meeting, the agenda includes: (1) the election of the five (5) directors named in the accompanying Proxy Statement; and (2) a proposal to ratify the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR the election of the five (5) directors named in the accompanying Proxy Statement, and FOR the ratification of the appointment of our independent registered public accounting firm.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting in person. You may vote by completing, signing, dating and returning the Proxy Card that accompanies these printed materials. Submitting your vote by Proxy Card will not affect your right to vote in person if you decide to attend the meeting.

We look forward to seeing you at the 2020 Annual Meeting of Stockholders.

Christopher B. Ferguson
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are hereby invited to attend the 2020 Annual Meeting of Stockholders of Edison Nation, Inc.

When	09:30 a.m. Eastern Standard Time on October 21, 2020.

Where	Bear Creek Mountain Resort located at 101 Doe Mountain Lane, Macungie, Pennsylvania 18062.

Record Date	Stockholders of record as of the close of business on September 4, 2020 will be entitled to notice of and to vote at the 2020 Annual Meeting of Stockholders.
Items of Business
● To elect five (5) directors to serve until the 2021 Annual Meeting of Stockholders;

● To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

● To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

Recommendations	The Board recommends that you vote “FOR” each nominee for director and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proxy Materials	Our proxy materials, which include the accompanying Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2019, are first being delivered to stockholders on or about September 15, 2020. Stockholders have the ability to access the proxy materials electronically under the “News/Events” link on the Investor Relations page of our website at https://investors.edisonnation.com.

By Order of the Board of Directors,

Kevin J. Ferguson
Corporate Secretary

September 11, 2020

1 West Broad Street, Suite 1004

Bethlehem, PA 18018

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on October 21, 2020:

This Proxy Statement, the Proxy Card, and the Annual Report on Form 10-K

are available at https://investors.edisonnation.com

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

i

EDISON NATION, INC.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

(866) 536-0943

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on October 21, 2020:

This Proxy Statement, the Proxy Card, and the Annual Report on Form 10-K

are available at https://investors.edisonnation.com

This Definitive Proxy Statement (this “Proxy Statement”) is furnished by Edison Nation, Inc., a Nevada corporation, on behalf of its Board of Directors (the “Board”) for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about September 15, 2020.

Unless the context indicates otherwise, all references in this Proxy Statement to “we,” “us,” “our,” “the Company” and “Edison Nation” refer to Edison Nation, Inc. and its subsidiaries.

IMPORTANT MEETING AND VOTING INFORMATION

What is this document?

This document is the Proxy Statement of Edison Nation, Inc. for the 2020 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held on October 21, 2020, at 09:30 a.m. Eastern Time at Bear Creek Mountain Resort located at 101 Doe Mountain Lane, Macungie, Pennsylvania 18062. This document and the enclosed Proxy Card are first being mailed or given to stockholders on or about September 15, 2020.

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you were one of our stockholders of record on September 4, 2020, the record date for the Annual Meeting. We are sending this Proxy Statement and the form of Proxy Card to solicit your proxy to vote upon certain matters at the Annual Meeting.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy, or a “Proxy Card.”

Who is paying the costs to prepare this Proxy Statement and solicit my proxy?

We will pay all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and the form of Proxy Card.

Who is asking for my vote?

The Company’s Board is soliciting the enclosed proxy for its use at the Annual Meeting.

When and where is the Annual Meeting?

The Annual Meeting will be held on October 21, 2020, at 09:30 a.m. Eastern Time at Bear Creek Mountain Resort located at 101 Doe Mountain Lane, Macungie, Pennsylvania 18062. If you wish to attend the Annual Meeting, you must bring photo identification. If you hold your shares through a bank, broker or other agent, you must also bring proof of your ownership of your shares, such as the voting instruction form or an account statement from your broker, bank or other agent. Without proof of ownership, you may not be allowed to attend the meeting.

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What am I being asked to vote on?

There are two proposals scheduled for a vote at the Annual Meeting:

●	To elect five (5) directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

●	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” the election of each of the five (5) director nominees named herein, each to serve until the 2021 Annual Meeting of Stockholders and “FOR” the ratification and appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, September 4, 2020 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented in person or by proxy at the Annual Meeting or any adjournment or postponement thereof. As of the close of business on September 4, 2020 there were 11,713,291 shares of common stock outstanding and entitled to vote. No shares of preferred or other capital stock were outstanding as of September 4, 2020. If there is no quorum, any officer entitled to preside at or to act as secretary of the Annual Meeting may adjourn the meeting until a later date.

Your shares will be counted towards the quorum requirement if you vote in person at the Annual Meeting or if you submit a valid proxy or one is submitted on your behalf by your broker, bank or other agent. For purposes of determining the presence of a quorum, “FOR” and “WITHHOLD” votes will count towards the quorum requirement. Additionally, while broker non-votes will not impact Proposal 1, they will count towards the quorum requirement. See “— What if I return a proxy card but do not make specific choices?” for more information regarding what constitutes a broker non-vote.

How do I vote?

With respect to Proposal 1, you may vote “FOR” a director nominee or may “WITHHOLD” your vote for a director nominee. Withheld votes will be treated as present at the meeting for purposes of establishing a quorum for the meeting and for purposes of the vote on the particular matter. A withheld vote will have no effect on Proposal 1.

With respect to Proposal 2, you may vote “FOR” or “AGAINST” such matter or may “ABSTAIN” from voting for such matter. Abstentions will be treated as present at the meeting for purposes of establishing a quorum for the meeting and for purposes of the vote on the particular matter. Abstentions will have the same effect as a vote against Proposal 2. The procedures for voting are set forth below:

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Stockholder of Record: Shares Registered Directly in Your Name. You may vote in the following ways:

●	To vote in person, attend the Annual Meeting, and we will provide you with a ballot when you arrive;

●	Use the Internet at the website shown on your Proxy Card; or

●	Complete, sign, date and return your Proxy Card in the postage-paid envelope provided.

If your signed Proxy Card is received by the close of business on October 19, 2020, then we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent. If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” In such case, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. You should follow the voting instructions on any form that you receive from your broker or nominee. The availability of telephone and Internet voting for shares held in street name will depend on your broker’s or nominee’s voting process. Please refer to the instructions in the materials provided in the proxy card provided to you for information on the available voting methods. In addition, as the beneficial holder of shares, you are entitled to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

Pursuant to The Nasdaq Stock Market (“Nasdaq”) rules, if your shares are held in street name and you do not give voting instructions to the record holder, the record holder will not be permitted to vote your shares with respect to Proposal 1, and your shares will be considered “broker non-votes” with respect to these proposals. However, the record holder will be entitled to vote your shares with respect to Proposal 2 even if you do not give voting instructions. We urge you to give voting instructions to your broker or nominee on all proposals.

Broker non-votes will be treated as shares present for quorum purposes but are not considered votes for or against any proposal. Therefore, broker non-votes will not affect the outcome of any proposal.

If a proxy is properly given prior to or at the Annual Meeting and not properly revoked, it will be voted in accordance with the instructions, if any, given by the stockholder. Subject to the requirements described below, if you sign and submit a proxy without voting instructions with respect to the proposals contained herein, the proxy will be voted:

●	FOR the election of the nominees named in this Proxy Statement as directors to hold office until the 2021 annual meeting of stockholders; and

●	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

If any other matter properly comes before the Annual Meeting, the persons named as proxies will vote on such matters as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment. We have not received notice of other matters that may properly be presented at the Annual Meeting.

How many votes do I have?

You have one vote for each share of common stock that you own as of the close of business on the Record Date. Stockholders are not entitled to cumulative voting in the election of our directors. Accordingly, you may cast only one vote per share of our common stock for each nominee to the Board.

What if I return a proxy card but do not make specific choices?

Properly completed and returned proxies will be voted as instructed on the Proxy Card.

If you are a stockholder of record and you return a signed and dated Proxy Card without marking any voting selections, your shares will be voted “FOR” the election of all five (5) director nominees. If any director nominee becomes unavailable for election for any reason prior to the vote at the Annual Meeting, the Board may reduce the number of directors to be elected or substitute another person as a nominee, in which case your proxy (one of the individuals named on your Proxy Card) will vote for the substitute nominee. If any other matter is properly presented at the Annual Meeting, your proxy will vote your shares as recommended by the Board or, if no recommendation is given, will vote your shares using his or her discretion.

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If your shares are held by your broker, bank or other agent as your nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” You are not the “record holder” of such shares. If this is the case, you will need to obtain a Proxy Card from the organization that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. Brokers, banks or other agents that have not received voting instructions from their customers cannot vote on their customers’ behalf with respect to proposals that are not “routine” but may vote their customers’ shares with respect to proposals that are “routine.” Shares that brokers, banks and other agents are not authorized to vote are referred to as “broker non-votes.” Under the Nasdaq rules which are applicable to registered broker dealers, the election of directors is a “non-routine” proposal. Accordingly, if you do not provide voting instructions to your broker, bank or other agent, no votes will be cast on your behalf with respect to the election of directors, your shares will be considered “broker non-votes;” however, because Proposal 2 is a “routine” proposal, your broker non-votes will be counted towards a quorum. See “— What vote is required to elect a nominee for director to the Board?” for more information regarding the voting effect of broker non-votes.

Can I change my vote?

Yes. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

●	You may submit another properly completed Proxy Card bearing a later date which is received by the close of business on October 19, 2020;

●	You may send a written notice that you are revoking your proxy. The notice must be sent to 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018,

Attention: Corporate Secretary, and must be received by the close of business on October 19, 2020; or

●	You may attend the Annual Meeting and notify the election officials before the voting commences that you wish to revoke your proxy and vote in person. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent as your nominee, you should follow the instructions provided by your broker, bank or other agent.

What vote is required for each proposal?

With respect to Proposal 1 (Election of Directors), if a quorum is present, directors are elected by a plurality of the votes cast at the Annual Meeting. For purposes of the election of directors, failures to vote, “WITHHOLD” votes and broker non-votes will have no effect on the result of the vote.

With respect to Proposal 2 (Ratification of the Appointment of Marcum LLP), this proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock present, in person or represented by a proxy, and entitled to vote at the Annual Meeting. However, the Board’s audit committee is not bound by either an affirmative or negative vote. The audit committee will consider a vote against Marcum LLP by the stockholders in selecting the Company’s independent registered accounting firm in the future.

How are votes counted?

Votes will be counted at the Annual Meeting by the inspector of election appointed by the Company for the Annual Meeting.

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Who will pay for this proxy solicitation, and how will we solicit proxies?

We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or our website, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

How can I determine the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Within four business days after the conclusion of the Annual Meeting, we will file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) that announces the final voting results.

Who can help answer any questions I may have?

Edison Nation stockholders who have questions about the matters to be voted on at the Annual Meeting or how to submit a proxy, or who desire additional copies of this proxy statement or additional proxy cards should contact our Investor Relations department at Edison Nation, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018 or by phone at (866) 536-0943.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our Second Amended and Restated Bylaws (the “Bylaws”) provide that our Board shall consist of between three (3) and seven (7) directors. The exact number of directors will be fixed from time to time by resolution of the Board. The Board currently consists of five (5) directors: Christopher B. Ferguson, Louis Foreman, Kevin O’Donnell, Mary Ann Halford and Frank Jennings.

The Board currently consists of one class of directors, and our directors are elected annually by our stockholders at our annual meetings of stockholders. At the Annual Meeting, five (5) persons will be elected to serve on our Board of Directors until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or their earlier death, resignation or removal in accordance with the Bylaws. All nominees named in this Proxy Statement have consented to serve as directors, if elected. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to stand as a nominee or serve as a director, if elected.

The Board believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should serve on the Board.

Director Nominees

Christopher B. Ferguson

Age: 52

Christopher B. Ferguson has acted as our Chief Executive Officer, as well as Chairman of our board of directors since July 2017. From July 2013 until July 2017, Mr. Ferguson served as Chief Executive Officer of SRM and Fergco. In 2010, Mr. Ferguson co-founded a company in the fiber network industry, FTE Networks. Inc. (FTNW:NYSEAMERICAN), and served as CEO of the company until June 2013. Mr. Ferguson remains a board member and stockholder of that company. In August 2001, Mr. Ferguson co-founded Mercer Staffing, and acted as its president until December 2007. In June 1995, Mr. Ferguson founded The Florio Group, a private equity investment company, with former New Jersey governor James J. Florio. From June 1995 to October 2001, Mr. Ferguson served as Managing Director of The Florio Group. From May 1995 until August 1999, Mr. Ferguson also acted as Chief Financial Officer for Cabot Marsh Corporation, a healthcare consulting firm. Mr. Ferguson holds a Bachelor of Arts degree from Villanova University and a Juris Doctor degree from Widener University School of Law. Mr. Ferguson offers executive decision-making and risk assessment skills as a result of his previous experiences and services as Chief Executive Officer of a public company. Our nominating and corporate governance committee and board of directors considered Mr. Ferguson’s 12 years of experience as a founder and senior executive officer of public and private corporations, and his current services as our Chief Executive Officer and determined that his vast experience in the role as a leader and executive and his direct involvement and understanding of both SRM and Fergco’s ongoing operations should facilitate the board of directors in its evaluation of strategic initiatives and operational performance.

Louis Foreman

Age: 52

Louis Foreman has been a member of our board of directors since March 2019, and has served as the Preferred Designee and a member of the Board of Managers of Edison Nation Holdings, LLC, a wholly owned subsidiary of the Company, since September 2018. From May 2005 to the present, Mr. Foreman has worked as the Creator and Executive Producer of the television show Everyday Edisons. In addition to his role as a founder of the Edison Nation brand, from November 2001 to the present, Mr. Foreman has served as the Chief Executive Officer of Enventys Partners, an integrated product development firm. From May 2012 to the present, Mr. Foreman has also served as Chief Executive Officer of Edison Nation Medical, a healthcare innovation portal. From June 2010 to December 2017, Mr. Foreman served as President of the Intellectual Property Owners Education Foundation, a non-profit organization devoted to educational and charitable activities designed to promote the value of intellectual property rights. Mr. Foreman holds a Bachelor of Arts degree in Economics from the University of Illinois at Urbana-Champaign. His experience in prior leadership roles as well as his operational experience as founder of Edison Nation provide a significant benefit to our board of directors.

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Frank Jennings

Age: 50

Frank Jennings has been a member of our board of directors since June 2018 and brings over 26 years of experience in business development and management of sales professionals in a variety of technology-adjacent industries. From August 2014 to present, Mr. Jennings has been employed as the Vice President of Sales, North America by Doctor on Demand, Inc., a telemedicine provider. From August 2011 to August 2014, he was employed as Assistant Vice President of New Business Development by Castlight Health, a technology company focused on employee health benefits solutions. Mr. Jennings holds a Bachelor of Arts from Ohio State University. Mr. Jenning’s service in both operational and leadership roles provides a significant benefit to our audit, nominating and corporate governance, and compensation committees as well as to our board of directors.

Mary Ann Halford

Age: 62

Mary Ann Halford has served as a member of our board of directors since April 2020. From December 2017 to the present, Mary Ann Halford has served as a Senior Advisor with OC&C Strategy Consultants, supporting the growth and development of their media and entertainment practice in the U.S. In addition, from May 2017 to the present, Ms. Halford has been an Executive in Residence with Progress Partners, a media and tech financial advisory business, supporting the firm on advising clients as well as supporting the development their recent Progress Ventures raise. From March 2012 to April 2017, Ms. Halford served initially as a Managing Director and then a Senior Managing Director at FTI Consulting’s TMT Group where she significantly expanded the firm’s media and entertainment practice globally with a focus on broadcasters and content companies. Ms. Halford’s clients included RTL, CME, MediaWorks, Fox, Disney, Media General, TEGNA, Cox, Raycom, Townsquare, NBC/Universal, Gray Broadcasting, Pearl TV, as well as private equity firms investing in the industry. In addition, Ms. Halford has founded and developed two consulting firms, BizWorks360 and Global Media Strategies, working with clients such as Viacom, Scholastic Corporation, HIT Entertainment, National Public Media, Rainbow Media, Gaiam, The Weinstein Company, amongst others. On the operational side, Ms. Halford built out the digital operations for ITN Networks from 2008 – 2009 and from 1997 through 2002, Ms. Halford built and developed the platform for the Fox International Channels Group. In addition, from 2007 through 2014, Ms. Halford served on the Board of Directors of Triton Digital. Ms. Halford received her Bachelor of Arts degree in Government and Economics from Georgetown University and her Master’s in Business Administration from Harvard University.

Kevin O’Donnell

Age: 45

Kevin J. O’Donnell has been a member of our board of directors since March 2019, and founded PopTop Partners, LLC, a boutique investment firm specializing in small to mid-market companies with an emphasis on the retail and restaurant sector in April 2011, and continues to serve as the firm’s Managing Partner to the present day. Mr. O’Donnell brings close to 20 years of strategic corporate growth, financial structuring, and business development initiatives to emerging growth companies. From May 2007 to June 2010, Mr. O’Donnell served as the Founder/President of KOR Capital, LLC, a private equity and consulting firm specializing in turn around management of mid-market companies. From December 1999 to February 2007, Mr. O’Donnell was a Co-Founder and Principal of ALS, LLC, a human resources management organization. Mr. O’Donnell holds a Bachelor of Arts from the University of Central Florida. Mr. O’Donnell’s service in both operational and leadership roles provides a significant benefit to our audit, nominating and corporate governance, and compensation committees as well as to our board of directors.

Required Vote

If a quorum is present, directors are elected by a plurality of the votes cast at the Annual Meeting. For purposes of the election of directors, failures to vote, “WITHHOLD” votes and broker non-votes will have no effect on the result of the vote.

Voting Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” EACH OF THE NOMINEES FOR DIRECTOR.

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CORPORATE GOVERNANCE

Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our stockholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer financial institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board determines that it would benefit us and our stockholders.

In this section, we describe the roles and responsibilities of our Board and its committees and describe our corporate governance policies, procedures and related documents. The charters of the audit, nominating and corporate governance, and compensation committees of our Board, our Corporate Governance Guidelines and Code of Business Conduct and Ethics can be accessed electronically under the “Governance” link on the Investor Relations page of our website at https://investors.edisonnation.com/. We will also provide a copy of the audit and compensation committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics without charge upon written request sent to our Investor Relations department at Edison Nation, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018. Information that is presented or hyperlinked on our website is not incorporated by reference into this Proxy Statement.

Board Composition

The Board currently consists of five (5) directors: Christopher B. Ferguson, Mary Ann Halford, Frank Jennings, Louis Foreman and Kevin J. O’Donnell. Accordingly, at the Annual Meeting, five (5) persons will be elected to serve on our Board until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or their earlier death, resignation or removal in accordance with the Bylaws. See “Proposal 1 — Election of Directors” for more information regarding the composition of our Board and the recommended slate of directors for re-election.

Board Leadership Structure

Although the roles of our Chief Executive Officer and Executive Chairman of our Board are currently performed by the same person, we do not have a policy regarding the separation of these roles, as our Board believes that it is in the best interests of the Company and our stockholders to make that determination from time to time based upon the position and direction of the Company and the membership of our Board. Christopher Ferguson serves as our Chief Executive Officer and our Chairman.

Our Board has determined that our leadership structure is appropriate for the Company and our stockholders as it helps to ensure that the Board of Directors and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, our Board of Directors believes that a combined Chief Executive Officer/Chairman is better positioned to act as a bridge between management and our Board of Directors, facilitating the regular flow of information. Our Board of Directors also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company (as is the case with our Chief Executive Officer).

Director Independence

Our Corporate Governance Guidelines require that a majority of the members of the Board satisfy the independence requirements of the Nasdaq. Our Board has evaluated the independence of its members based upon the rules of Nasdaq and our Corporate Governance Guidelines. Applying these standards, our Board has affirmatively determined that, with the exception of Mr. Christopher Ferguson, and Mr. Louis Foreman, each of our current directors is an independent director.

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Board’s Role in Risk Management and Oversight

The Board of Directors has an active role, as a whole and at the committee level, in the Company’s risk oversight process. The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, credit, legal, regulatory, strategic and reputational risks. At the committee level, (i) the Audit Committee oversees management of accounting and financial risks; and (ii) the Compensation Committee oversees the management of risks relating to the Company’s executive compensation program as well as compensation matters involving all employees and the Company’s directors.

Although each committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks. In addition, appropriate committees of the Board receive reports from senior management within the organization to enable the Board to understand risk identification, risk management and risk mitigation strategies. When a committee receives such a report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board of Directors’ meeting. This enables the Board and its committees to coordinate the risk oversight role.

Meetings of the Board of Directors and Committees

Our Board meets at least quarterly. Our Board held 8 telephonic meetings during 2019. During 2019, no director attended fewer than 75% of the aggregate total number of meetings of the Board held during the period in which he or she was a director and of the total number of meetings held by all of the committees of the Board on which he or she served. We expect, but do not require, our directors to attend our annual meetings of stockholders. All but one of our directors attended the 2019 Annual Meeting of Stockholders.

Our non-management directors meet separately 4 times a year after regularly scheduled meetings of the Board and at such other times as may be requested by the Chairman of the Board or any director. Our independent directors will meet at least 4 a year.

The following table shows the membership of the Board and each standing committee during 2019 and as of the date of this proxy statement:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christopher B. Ferguson
Louis Foreman§
Frank Jennings*†§	X	X	X
Mary Ann Halford*†§ (1)	X	X	X
Toper Taylor *†§ (2)	X	X	X
Kevin J. O’Donnell*†§	X	X	X
Number of Meetings in 2019	4	4	4

(1)	On April 14, 2020, the Board appointed Mary Ann Halford to serve as a member of the Company’s Board and to serve as the chairman of the nominating and corporate governance committee, as well as a member of the Board’s audit committee and compensation committee.
(2)	On April 14, 2020, Toper Taylor provided notice of his intention to resign as a member of the Board of Directors effective as of April 14, 2020. Mr. Taylor served as the chairman of the Board’s nominating and corporate governance committee and as a member of the Board’s audit committee and compensation committee.

* Independent Director

† Chair of the Committee

§ Non-Management

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Board Committees and Independence

Our Board has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which operates under a charter that has been approved by our board of directors. The charters of the audit, nominating and corporate governance, and compensation committees of our Board, our Corporate Governance Guidelines and Code of Business Conduct and Ethics can be accessed electronically under the “Governance” link on the Investor Relations page of our website at https://investors.edisonnation.com/.

Each of the Company’s current independent directors, Frank Jennings, Mary Ann Halford and Kevin J. O’Donnell, are independent under the Listing Rules of The Nasdaq Capital Market. Accordingly, our board has determined that all of the members of each of the board’s three standing committees are independent as defined under the rules of The Nasdaq Capital Market. In addition, all members of the audit committee meet the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

The members of our audit committee are Frank Jennings, Mary Ann Halford and Kevin J. O’Donnell. Mr. O’Donnell chairs the audit committee. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The committee’s responsibilities include, among other things:

●	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	overseeing our internal audit function;

●	overseeing our risk assessment and risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors determined that Mr. O’Donnell is an “audit committee financial expert” as defined in applicable SEC rules. Furthermore, our Board has determined that all the members of the audit committee satisfy the independence, experience and other requirements established by Nasdaq, which were adopted by the Company. Our Audit Committee met four times during 2019. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. A copy of the charter for our audit committee is posted on our website at https://investors.edisonnation.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Frank Jennings, Mary Ann Halford and Kevin J. O’Donnell. Ms. Halford chairs the nominating and corporate governance committee. This committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of our board of directors;

●	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

●	developing, recommending to the board, and assessing corporate governance principles, codes of conduct and compliance mechanisms; and

●	overseeing the evaluation of our board of directors.

The corporate governance and nominating Committee met four times during 2019. A copy of the charter for our corporate governance and nominating Committee is posted on our website at https://investors.edisonnation.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

When evaluating director candidates, the corporate governance and nominating committee may consider several factors, including relevant experience, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence and understanding of the Company’s business, as well as any other factors the corporate governance and nominating committee deems relevant at the time. The corporate governance and nominating committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the corporate governance and nominating committee. During 2019, the corporate governance and nominating committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board.

Any director or executive officer of the Company may recommend a candidate to the corporate governance and nominating committee for its consideration. The corporate governance and nominating committee will also consider nominees to our Board recommended by stockholders if stockholders comply with the advance notice requirements in our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information, including: the name and address of the stockholder delivering the notice as it appears on our books; the class and number of shares owned beneficially and of record by such stockholder; information about derivative instruments beneficially owned by such stockholder and any opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of our stock; any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of our stock; any short interest in any of our securities held by such stockholder; any rights to dividends on shares of our stock owned beneficially or of record by such stockholder that are separated or separable from the underlying shares of stock; any proportionate interest in shares of our stock or derivative instruments held by a general or limited partnership in which such stockholder is, or owns a beneficial interest in, the general partner; any performance-related fees to which such stockholder is entitled based on the value of our securities; any arrangement or understanding between such stockholder and the proposed nominee; and whether such stockholder intends to deliver a solicitation notice, as more fully described in our bylaws. The foregoing summary does not include all requirements a stockholder must satisfy in order to nominate a candidate to our Board. Stockholders who wish to recommend a nominee to our Board should carefully read our bylaws, which are available at https://investors.edisonnation.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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Stockholder nominations must be submitted in accordance with the deadlines set forth under the caption “SUBMISSION OF STOCKHOLDER PROPOSALS” located on page 30 of this Proxy Statement. Stockholder nominations should be sent to:

Board of Directors

c/o Corporate Secretary

Edison Nation, Inc.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

Compensation Committee

The members of our compensation committee are Frank Jennings, Mary Ann Halford and Kevin J. O’Donnell. Mr. Jennings chairs the compensation committee. This committee’s responsibilities include, among other things:

●	reviewing and recommending corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers;

●	making recommendations to our board of directors with respect to, the compensation level of our executive officers;

●	reviewing and recommending to our board of directors employment agreements and significant arrangements or transactions with executive officers;

●	reviewing and recommending to our board of directors with respect to director compensation; and

●	overseeing and administering our equity-based incentive plan or plans.

Each member of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” Our Compensation Committee met four times during 2019. A copy of the charter for our compensation committee is posted on our website at https://investors.edisonnation.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

With respect to director compensation, our compensation committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to Board compensation that the compensation committee determines are appropriate and advisable to the Board for its approval from time to time. In this regard, the compensation committee may request that management report to the compensation committee periodically on the status of the Board’s compensation in relation to other similarly situated companies.

In determining compensation for our executive officers, the compensation committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The compensation committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Our Chief Executive Officer and certain of our other executive officers may attend compensation committee meetings, as requested by the compensation committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the compensation committee meetings during which the executive officer’s compensation is established and approved.

Compensation Committee Interlocks and Insider Participation

Not applicable to smaller reporting companies.

Compensation Committee Report

Not applicable to smaller reporting companies.

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Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	development or commercialization experience in large consumer products companies;

●	experience as a board member or executive officer of another publicly-held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;

●	conflicts of interest; and

●	practical and mature business judgment.

Currently, our board of directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Director Nomination Process

Our Board believes that its directors should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. They should have broad experience at the policy-making level in business, government or civic organizations. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their own unique experience. Each director must represent the interests of all stockholders. When considering potential director candidates, our Board also considers the candidate’s independence, character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of our Board. Our Board believe that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Our Board’s priority in selecting board members is the identification of persons who will further the interests of our stockholders through his or her record of professional and personal experiences and expertise relevant to our business.

Stockholder Nominations to the Board of Directors

Article II, Section 2.5 of our Bylaws provides that our Board will accept for consideration submissions from stockholders of recommendations for the nomination of directors. Acceptance of a recommendation for consideration does not imply that the Board will nominate the recommended candidate. Director nominations by a stockholder or group of stockholders for consideration by our stockholders at our annual meeting of stockholders, or at a special meeting of our stockholders that includes on its agenda the election of one or more directors, may only be made pursuant to Article II, Section 2.5 of our Bylaws or as otherwise provided by law. Nominations pursuant to our Bylaws are made by delivering to our Corporate Secretary, within the time frame described in our Bylaws, all of the materials and information that our Bylaws require for director nominations by stockholders.

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No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Article II, Section 2.5 of our Bylaws and any nominee proposed by a stockholder not nominated in accordance with Article II, Section 2.5 shall not be considered or acted upon for execution at such meeting. Stockholders’ notice for any proposals requested to be included in our Proxy Statement pursuant to Rule 14a-8 under the Exchange Act (including director nominations), must be made in accordance with that rule.

Role of Board in Risk Oversight Process

Our board of directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating/corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website, www.edisonnation.com. In addition, we post on our website all disclosures that are required by law or the listing standards of The Nasdaq Capital Market concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Procedures for Security Holders to Recommend Nominees for Election as Directors

There have been no material changes to the procedures by which security holders may recommend nominees to the Board since the Company last described such procedures or any material changes thereto.

Company Policy as to Director Attendance at Annual Meetings of Stockholders

The Company’s policy encourages board members to attend annual meetings of stockholders. The 2019 Annual Meeting of Stockholders was the first Annual Meeting of the Company since its initial public offering.

Communications with the Board

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors or with a committee of the Board. Such parties can contact our Board of Directors, a committee or a specific director by sending written correspondence by mail to:

Board of Directors

c/o Corporate Secretary

Edison Nation, Inc.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

The Corporate Secretary is responsible for reviewing all communications addressed to our Board, any committee or any specific director to determine whether such communications require Board, committee or personal review, response or action. Generally, the Corporate Secretary will not forward to the Board, any committee or any specific director any communications relating to Company products and services, solicitations, or otherwise improper or irrelevant topics. If, however, the Corporate Secretary determines that a communication relates to corporate governance or otherwise requires review, response or action by the Board, any committee or any specific director, then the Corporate Secretary will promptly send a copy of such communication to each director serving on the Board, the applicable committee or the applicable director.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

●	the related person’s interest in the related person transaction;

●	the approximate dollar value of the amount involved in the related person transaction;

●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; and

●	the purpose of, and the potential benefits to us of, the transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

●	interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (i) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (ii) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (iii) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

●	a transaction that is specifically contemplated by provisions of our articles of incorporation or bylaws.

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The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

We have a written policy regarding the review and approval of related person transactions. With respect to such transactions, it is our policy for our board of directors to consider the nature of and business reason for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests. In addition, all related person transactions required prior approval, or later ratification, by our board of directors.

Related Party Transactions

As of December 31, 2019 and 2018, due to/from related party consists of amounts due to/from SRM Entertainment Group LLC (“SRM LLC”), which was the parent of SRM prior to its acquisition by Xspand, related to management fees charged by SRM LLC to SRM as well as other operating expenses that were paid for on behalf of one related party to the other related party. As of December 31, 2019 and 2018, the net amount due to related parties was $17,253 and 140,682, respectively. There were no management fees charged to SRM by SRM LLC for the years ended December 31, 2019 and 2018, respectively.

Family Relationships

Christopher B. Ferguson and Kevin J. Ferguson are brothers. There are no other family relationships among any of our officers or directors.

Indemnification Agreements

Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Nevada law.

Stock Option Grants to Executive Officers and Directors

On September 26, 2018, the Compensation Committee of the board of directors approved the terms of compensation to be paid to non-employee directors for fiscal year 2018. Compensation for non-employee directors includes an annual retainer of $20,000, an annual committee meeting fee of $5,000, if such director chairs a committee of the board of directors, and an award of options to purchase 20,000 shares of the Company’s common stock (the “Options”). The restricted stock underlying such Options were to vest one year after the grant date. However, the Options were never granted. Accordingly, On November 15, 2019, in lieu of granting the Options, the Company granted each member of the board of directors restricted stock units of 20,000 shares which vested immediately, except for Toper Taylor who received 30,000 shares in November 2019, related to the share amounts due to him under the terms of his agreement with us. In addition, the Company granted each non-employee director restricted stock units of 30,000 shares, which vested on January 1, 2020.

On October 5, 2018, the Company granted Brett Vroman, Chief Financial Officer, options to purchase 80,000 shares of the Company’s common stock at an exercise price equal to $7.01 per share (the “Vroman Options”). The Vroman Options vest in three equal installments on September 30, 2018, 2019 and 2020, in accordance with the vesting schedule set forth in the Non-Qualified Option Agreement.

Mr. Vroman currently holds 80,000 options pursuant to his original employment agreement with the Company, which are eligible to be surrendered to the Company in exchange for the issuance of 50,000 shares of our restricted common stock, pursuant to Mr. Vroman’s Amended Employment Agreement, dated June 6, 2019.

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STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our common shares to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the SEC. These officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Copies of Section 16(a) reports can be accessed electronically under the “SEC Filings” link on our website at https://investors.edisonnation.com/.

To our knowledge, based solely on our review of the copies of such forms received by us and written representations from our directors and officers, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners have been complied with for the fiscal year ended December 31, 2019, with the following exceptions: Forms 4 on behalf of Messers. Kevin Ferguson, Jennings and O’Donnell related to shares issued with respect to the Company’s Initial Public Offering, Forms 3 on behalf of Messrs. Foreman and O’Donnell related to their appointment to the Board of Directors on March 25, 2019, and a Form 3 reporting the acquisition of 53,333 options granted to Mr. Vroman by the Company related to his employment.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common stock as of September 9, 2020 by:

●	each stockholder known by us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

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The percentage of beneficial ownership is based on 11,713,291 shares of our common stock outstanding as of September 9, 2020, and includes 240,000 shares of common stock issued to our directors as restricted stock units, 80,000 shares issuable under an option granted to one of our executives and 550,000 shares of common stock issuable upon exercise of the Greentree Warrant for a total of 12,583,291 shares.

Name of Beneficial Owner	Number of Shares	Percentage
5% Shareholders (1)
Greentree Financial Group, Inc. (2)	710,000	5.64%
Lelainya D. Ferguson (3)	1,455,750	11.57%
Executive Officers and Directors
Christopher B. Ferguson (4)	1,779,950	14.15%
Kevin Ferguson (5)	313,500	2.49%
Brett Vroman (6)	83,000	* %
Frank Jennings (7)	51,300	* %
Louis Foreman (8)	799,903	6.36%
Kevin O’Donnell (9)	50,900	* %
Mary Ann Halford (10)	30,000	* %
Total Executive Officers and Directors	3,105,553	24.68%

*Represents beneficial ownership of less than one percent (1%).

(1) The address for each shareholder listed in the table above is: c/o Edison Nation, Inc. 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018.

(2) Includes 550,000 shares of our common stock issuable upon exercise of the Greentree Warrant, 100,000 origination shares in connection with the Greentree financing and 60,000 shares issued for advisory services.

(3) Includes 1,455,750 shares held jointly with Mrs. Ferguson’s spouse, Christopher B. Ferguson.

(4) Includes 1,455,750 shares held by Mr. Ferguson’s spouse, Lelainya D. Ferguson, 13,000 shares held by FergcoBros, LLC and 300,000 shares individually. Mr. Ferguson person disclaims beneficial ownership of the shares held in the name of FergcoBros, LLC.

(5) Includes 13,000 shares held by FergcoBros, LLC and 300,500 shares individually by Mr. Ferguson. Mr. Ferguson person disclaims beneficial ownership of the shares held in the name of FergcoBros, LLC.

(6) Includes 3,000 shares held by Mr. Vroman and 80,000 shares issuable under the option held by Mr. Vroman.

(7) Includes 50,000 shares issued to Mr. Jennings as Director’s compensation, 450 shares held by Mr. Jennings, 350 shares held by Mr. Jennings’ spouse and 500 shares held by Mr. Jennings’ children, respectively.

(8) The indicated ownership is based solely upon a Form 4 filed with the SEC by Mr. Foreman on February 4, 2020. This total includes 278,542 shares indirectly held by Mr. Foreman through Venture Six LLC (the “Venture Six Shares”) and 50,000 shares issued to Mr. Foreman as Director’s compensation for a total of 93,746 held in Mr. Foreman’s name. In addition, Venture Six, LLC was issued 413,751 shares and Mr. Foreman 14,044 as part of the Edison Nation Holdings, LLC acquisition. Mr. Foreman is the managing member of Venture Six LLC and disclaims beneficial ownership of the Venture Six Shares reported.

(9) Includes 50,000 shares issued to Mr. O’Donnell as Director’s compensation, 325 shares held in Mr. O’Donnell’s name and 575 shares held by Mr. O’Donnell’s wife and children.

(10) Includes 30,000 shares issued to Ms. Halford as Director’s compensation.

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EXECUTIVE OFFICERS

Our current executive officers are Christopher B. Ferguson, Kevin J. Ferguson and Brett Vroman. The following table sets forth the names, ages and positions of our executive officers:

Name	Age	Position
Christopher B. Ferguson	52	Chairman and Chief Executive Officer

Kevin J. Ferguson	59	President, Treasurer and Corporate Secretary

Brett Vroman	40	Chief Financial Officer

The following is certain biographical information for our executive officers. For Mr. Christopher Ferguson, who also serves as a director, please see “Proposal 1 — Election of Directors” for his biographical information.

Kevin J. Ferguson has been our President and Treasurer, since July 2017, and acted as a member of our board of directors from July 2017 until April 2019. Mr. Ferguson acted as a member of the board of directors of Fergco from June 1995 until July 2017 and was employed as Fergco’s president from June 1999 to July 2017. Between June 1995 and May 1999, he worked as head of sales for Fergco. Mr. Ferguson holds a Bachelor of Science degree in business administration from Villanova University.

Brett Vroman has served as our Chief Financial Officer since June 2019 and previously served as our Controller from May 2018 through May 2019. Prior to joining the Company, from October 2014 to May 2018, Mr. Vroman was Director of Financial Reporting at Avantor, Inc., a global manufacturer and distributor of high-quality products, services and solutions to customers and suppliers in the life science, advanced technology and applied materials industries. From March 2011 to October 2014, Mr. Vroman was employed as an Assurance Senior Manager at BDO USA, LLP, a public accounting, tax, consulting and business advisory firm and from December 2005 to February 2011, Mr. Vroman last held the position of Audit Manager at Smart and Associates, LLP, a business advisory and consulting firm. Mr. Vroman holds a Bachelor of Science in Accounting from York College of Pennsylvania.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Party Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Legal Contingencies

The Company is involved in claims and litigation in the ordinary course of business, some of which seek monetary damages, including claims for punitive damages, which are not covered by insurance. For certain pending matters, accruals have not been established because such matters have not progressed sufficiently through discovery, and/or development of important factual information and legal information is insufficient to enable the Company to estimate a range of possible loss, if any. An adverse determination in one or more of these pending matters could have an adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

We are, and may in the future become, subject to various legal proceedings and claims that arise in or outside the ordinary course of business.

On April 14, 2020, Oceanside Traders, LLC (“Plaintiff”) filed a complaint against Cloud B, Inc. and Edison Nation, Inc. (together the “Defendants”) with the Superior Court of Ocean County, New Jersey alleging a breach of contract in that the Defendants failed to pay Plaintiff for goods sold in the amount of $141,007 plus $138,180 for overpayments and $279,187 for lost profits for a total of $443,383. A default judgment was entered against Edison Nation in the case in the amount of $284,248.91. The same day the default judgment was entered, the Company filed a motion to vacate on the grounds that Edison Nation was not properly served with the complaint.

On March 13, 2019, Rosenberg Fortuna & Laitman LLP and Mark Principe (together the “Plaintiffs”) filed a complaint against Safe TV Shop, LLC (the “Defendant”) with the Supreme Court of the State of New York, County of Nassau alleging a breach of indemnification arising out of the use of a certain packaging material. On February 12, 2020, the parties entered a Stipulation and Settlement and Consent Agreement, whereby the Plaintiff entered into a Consent Judgment in the amount of $50,000. The Company has accrued $50,000 for the amount of the judgment, but there have been no operations by the Plaintiff since the date of acquisition by the Company.

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EXECUTIVE COMPENSATION

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis, as well as exemptions from the requirement to hold a non-binding advisory vote on executive compensation and the requirements to obtain stockholder approval of any golden parachute payments not previously approved. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. As an emerging growth company, we are permitted to limit reporting of compensation disclosure to our principal executive officer and our two other most highly compensated executive officers, whom we collectively refer to as our “named executive officers.”

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation awarded to or earned during 2019 and 2018, as applicable, by our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Options Awards ($)(2)	All Other Compensation ($)	Total ($)
Christopher B. Ferguson	2019	175,000	(4)	—	—	—	—	175,000
Chief Executive Officer	2018	120,000		—	—	—	—	120,000

Philip Anderson	2019	105,769	(3)	—	65,626	—	59,245	230,640
Former Chief Financial Officer	2018	141,346		—	15,000	340,606	59,245	556,197

Bruce Bennett	2019	170,019	(6)	—	—	—	8,844	178,863
Former EVP and Chief Product Officer	2018	170,019		1,000	15,000	—	8,844	194,863

Brett Vroman	2019	180,000	(5)	—	—	—	—	180,000
Chief Financial Officer	2018	100,769		1,500	15,000	186,418	—	303,687

Kevin J. Ferguson	2019	66,560	(7)	700				62,760
President and Corporate Secretary	2018	66,560		700				62,760

(1) The dollar amounts shown in this column represent the fair value of shares on their respective grant dates. The grant date fair value was computed in accordance with ASC 718. Refer to Note 14 to the consolidated audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and contained herein for a discussion of the relevant assumption used to determine the grant date fair value of these awards.

(2) The dollar amounts shown in this column represent the fair value of shares on their respective grant dates. The grant date fair value was computed in accordance with ASC 718. Refer to Note 14 to the consolidated audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and contained herein for a discussion of the relevant assumption used to determine the grant date fair value of these awards.

(3) Mr. Anderson received $59,254 and $52,254, respectively, for his services as a consultant before his employment by the Company. On June 7, 2019, Mr. Anderson changed roles from the Company’s Chief Financial Officer to its Chief Strategy Officer. On December 2, 2019, Mr. Anderson separated from any employment with the Company.

(4) Mr. Ferguson was only paid $112,385 during 2019 and the remaining $62,615 was voluntarily deferred until an undetermined future date.

(5) Mr. Vroman served as the Company’s Controller until June 6, 2019 and was appointed Chief Financial Officer on June 7, 2019. Mr. Vroman was only paid $160,000 during 2019 and the remaining $20,000 was voluntarily deferred until an undetermined future date.

(6) Mr. Bennett received $8,844 for both 2019 and 2018, respectively, as an allowance for his automobile. Mr. Bennett’s employment was terminated on June 30, 2020 as part of the cost savings initiative by the Company.

(7) Mr. Ferguson was paid $66,560 salary plus $700 as commission for the fiscal years ended December 31, 2019 and 2018.

NARRATIVE TO SUMMARY COMPENSATION TABLE

Overview

General. During 2019 and 2018, we compensated our named executive officers through a combination of base salary, cash bonuses and other benefits including car allowances. Each of our named executive officers has substantial responsibilities in connection with the day-to-day operations of our Company. Since we were recently formed, the amounts indicated in the table above reflect compensation paid or accrued directly by our operating subsidiaries for these individuals prior to the formation of the Company.

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Base Salary. The base salaries of our named executive officers were historically reviewed and set annually by the board of directors of SRM and Fergco; base salaries were also reviewed upon the promotion of an executive officer to a new position or another change in job responsibility. In establishing base salaries for our named executive officers for 2018 and into the future, our compensation committee will rely on external market data and peer data obtained from outside sources. In addition to considering the information obtained from such sources, our compensation committee will consider the same factors that the board of directors of SRM and Fergco considered:

●	each named executive officer’s scope of responsibility;

●	each named executive officer’s years of experience and experience in our industry;

●	the types and amount of the elements of compensation to be paid to each named executive officer;

●	our financial performance and performance with respect to other aspects of our operations, such as our growth and profitability; and

●	each named executive officer’s individual performance and contributions to our performance, including leadership and teamwork.

Cash Bonuses. Our named executive officers are also eligible to receive an annual cash bonus as a percentage of base salary based on our achievement of various metrics. Annual incentive awards are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. These bonuses are subject to the discretion of the compensation committee each year as to whether and in what amounts they will be paid.

Stock Awards. On September 6, 2018, the Company’s board of directors approved an amendment and restatement of the Company’s omnibus incentive plan solely to reflect the Company’s name change to Edison Nation, Inc. Thus, the Edison Nation, Inc. Omnibus Incentive Plan (the “Plan”) which remains effective as of February 9, 2018, provides for the issuance of up to 1,764,705 (13,412 remaining as of September 9, 2020) shares of common stock to help align the interests of management and our shareholders and reward our executive officers for improved Company performance. Stock incentive awards under the Plan can be in the form of stock options, restricted stock units, performance awards and restricted stock that are made to employees, directors and service providers. Awards are subject to forfeiture until vesting conditions have been satisfied under the terms of the award. The exercise price of stock options is equal to the fair market value of the underlying Company common stock on the date of grant.

On July 15, 2020, the Company filed a Registration Statement on Form S-8 registering 1,764,705 (1,729,705 remaining as of September 9, 2020) shares of common stock to be issued as stock-based incentives under the Company’s Amended and Restated Edison Nation, Inc. Omnibus Incentive Plan.

Section 162(m) of the Code. Section 162(m) of the Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to our named executive officers. Section 162(m) of the Code was amended by the Tax Cut and Jobs Act so that the exceptions for payment of “performance-based compensation” or commissions have been eliminated. However, because we recently became a publicly-held corporation in connection with an initial public offering, the $1 million annual deduction limit does not apply during a limited “transition period” for compensation paid under our Incentive Plan. This relief applies to stock incentive awards of that are outstanding as well as future awards granted with respect to shares available under the Incentive Plan. The compensation committee intends to continue to rely on the transition relief until it expires at our annual meeting of stockholders in 2020 or, if sooner, when the shares currently available for awards at the time of the initial public offering have been depleted.

Employment Agreements

On September 26, 2018, the Company entered into written employment agreements with Christopher B. Ferguson, its Chief Executive Officer, and Philip Anderson, its former Chief Financial Officer and Corporate Secretary (each, an “Employment Agreement”). The Company has generally employed its executive officers “at will” and did not previously have written employment agreements with Messrs. Ferguson and Anderson.

Mr. Ferguson’s Employment Agreement provides for a term of 3 years terminable at will by either party, an annual base salary of  $175,000 per year and an annual discretionary bonus of up to 100% of his base salary based on performance criteria determined by the Company’s board of directors. Mr. Ferguson will also receive the normal benefits available to the Company’s executives. If Mr. Ferguson’s employment is terminated by the Company without Cause (as defined in Mr. Ferguson’s Employment Agreement) or by Mr. Ferguson as a result of a material breach by the Company, Mr. Ferguson will be entitled to payment of an amount equal to 6 months of his base salary and continuation of benefits for 6 months following the termination. Mr. Ferguson’s Employment Agreement also contains certain restrictive covenants, including indefinite confidentiality, a one year restriction from directly or indirectly owning or participating in a Competing Business (as defined in Mr. Ferguson’s Employment Agreement), and an 18-month restriction on solicitation of employees, customers, and suppliers of the Company.

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In Mr. Vroman’s capacity as the Company’s Controller, Brett Vroman had previously entered into an Employment Agreement with the Company on October 5, 2018 (the “Vroman Employment Agreement”). As a result of Mr. Vroman’s appointment as Chief Financial Officer, Mr. Vroman and the Company amended the Vroman Employment Agreement on June 6, 2019 (the “Vroman Amendment”).

The Vroman Employment Agreement provides for a term of 3 years terminable at will by either party, as well as an annual discretionary bonus of up to 50% of his base salary based on performance criteria determined by the Board. Mr. Vroman will also receive the normal benefits available to the Company’s executives. If Mr. Vroman’s employment is terminated by the Company without Cause (as defined in the Vroman Employment Agreement) or by Mr. Vroman as a result of a material breach by the Company, Mr. Vroman will be entitled to payment of an amount equal to 6 months of his base salary and continuation of benefits for 6 months following the termination. The Vroman Employment Agreement also contains certain restrictive covenants, including indefinite confidentiality, a one year restriction from directly or indirectly owning or participating in a Competing Business (as defined in the Vroman Employment Agreement), and an 18-month restriction on solicitation of employees, customers, and suppliers of the Company.

The Vroman Amendment provides that Mr. Vroman’s base salary shall be increased to $200,000 for the remainder of the term of the Vroman Employment Agreement. Additionally, Mr. Vroman has agreed to surrender certain Stock Options (defined under the Vroman Employment Agreement) previously awarded for 50,000 restricted stock units under the Plan. The restricted stock units will become vested upon Mr. Vroman’s completion of services specified in the Amendment or, if sooner, upon a change in control of the Company (as described in the Plan) or Mr. Vroman’s death. Mr. Vroman’s restricted stock units will be subject to the further terms of the Incentive Plan.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table provides information with respect to holdings of unvested options and stock awards held by our named executive officers, at December 31, 2019.

Option Awards
Name	Number of securities underlying unexercised option exercisable (#)	Number of securities underlying unexercised option unexercisable (#)	Option exercise price ($)	Option expiration date
Christopher B. Ferguson	-	-	$-	-
Philip Anderson (1)	-	-	$-	-
Bruce Bennett	-	-	$-	-
Brett Vroman (2)	53,333	26,667	$7.01	9/26/2023
Kevin J. Ferguson	-	-	-	-

(1)	Mr. Anderson previously held 210,000 options pursuant to his original employment agreement with the Company, which were surrendered to the Company on January 7, 2020 in exchange for the issuance of 100,000 shares of our restricted common stock, pursuant to Mr. Anderson’s Separation and Release Agreement, dated June 7, 2019, which was further amended by that certain Amendment and Release Agreement between the Company and Mr. Anderson, dated December 2, 2019.

(2)	On October 5, 2018, the Company granted Brett Vroman options to purchase 80,000 shares of the Company’s common stock at an exercise price equal to $7.01 per share (the “Vroman Options”). The Vroman Options vest in three equal installments on September 30, 2018, 2019 and 2020, in accordance with the vesting schedule set forth in the Non-Qualified Option Agreement. Mr. Vroman currently holds 80,000 options pursuant to his original employment agreement with the Company, which are eligible to be surrendered to the Company in exchange for the issuance of 50,000 shares of our restricted common stock, pursuant to Mr. Vroman’s Amended Employment Agreement, dated June 6, 2019.

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DIRECTOR COMPENSATION

The following table reflects the fees earned by or paid to our directors in connection with their service on the Company’s Board of Directors during 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Louis Foreman	-	100,000	-	-	100,000
Frank Jennings	40,000	100,000	-	-	140,000
Kevin O’Donnell	40,000	100,000	-	-	140,000
Toper Taylor (1)	20,000	120,000	-	-	140,000
Mary Ann Halford (2)	-	-	-	-	-

(1)	On April 14, 2020, Toper Taylor provided notice of his intention to resign as a member of the Board of Directors (the “Board”) of Edison Nation, Inc. (the “Company”), effective as of April 14, 2020 (the “Taylor Resignation”). Mr. Taylor served as the chairman of the Board’s nominating and corporate governance committee and as a member of the Board’s audit committee and compensation committee. Mr. Taylor’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

(2)

As a result of the Taylor Resignation, on April 14, 2020, the Board appointed Mary Ann Halford to serve as a member of the Company’s Board and to serve as the chairman of the nominating and corporate governance committee, as well as a member of the Board’s audit committee and compensation committee.

(3)	On November 15, 2019, in lieu of granting the Options, the Company granted the board of directors restricted stock units of 20,000 shares which vested immediately. In addition, on November 15, 2019, the Company granted each non-employee director restricted stock units of 30,000 shares, which vested on January 1, 2020.

On September 26, 2018, the compensation committee of the Board approved the terms of compensation to be paid to non-employee directors for fiscal year 2018. Compensation for non-employee directors includes an annual retainer of  $15,000 and an award of options to purchase 20,000 shares of the Company’s common stock In addition, the chair of each of the Board’s committees shall receive an annual committee meeting fee of  $5,000.

For service in 2019, Both of Messrs. Foreman and O’Donnell will receive the Company’s standard non-employee director compensation package, which for a full year of service as a member of the Company’s board of directors, would include an annual retainer of  $30,000 and an award of options to purchase 20,000 shares of restricted stock, $0.001 par value per share. The compensation actually received by Messrs. Foreman and O’Donnell will be prorated for the amount of time they serve on the Board prior to the determination of the Company’s standard non-employee director compensation package for fiscal year 2019. The restricted stock underlying such options will vest one year after the grant date.

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PROPOSAL 2 — RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has appointed Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2020 and seeks ratification of the appointment by our stockholders. Marcum, LLP has served as our independent registered public accounting firm since 2018.

Service and Fees Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by Marcum, LLP for professional accounting services rendered for the fiscal years ended December 31, 2019 and 2018.

	Fiscal Year 2019	Fiscal Year 2018
Audit Fees (1)	$152,500	$175,850
Audit-Related Fees	—	—
Tax Fees (2)	—	—
Other Fees (3)	393,617	310,680
Total	$546,117	$486,530

(1) Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q. Other fees consist of comfort letter service fees.

(2) Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns.

(3) Other fees consist of fees billed for professional services related to non-recurring fees for the initial public offering and the acquisitions completed during the year.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firms

The policy of the audit committee is to pre-approve all audit and permissible non-audit services to be performed by the independent public accounting firm during the fiscal year. The audit committee pre-approves services by authorizing specific projects within the categories outlined above. The audit committee’s charter delegates to its Chair the authority to address any requests for pre-approval of services between audit committee meetings, and the Chair must report any pre-approval decisions to the audit committee at its next scheduled meeting. All of the services related to the fees described above were approved by the audit committee pursuant to the pre-approval provisions set forth in the applicable SEC rules and the audit committee’s charter.

Vote Required

Shareholder ratification of the audit committee’s appointment of Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2020 is not required by our Bylaws or otherwise.

Nonetheless, the Board has elected to submit the appointment of Marcum, LLP to our stockholders for ratification. If a quorum is present, this proposal will be approved if the votes cast for ratification exceed the votes cast against ratification. If this proposal is not approved, the matter will be referred to the audit committee for further review.

Voting Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

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AUDIT COMMITTEE REPORT

Our audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The audit committee is also required to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit committee reviews our financial reporting process. In this context, the audit committee:

●	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2019;

●	has discussed with Marcum LLP, our former independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 3101, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and

●	has received the written disclosures and the letter from Marcum LLP required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with Marcum LLP the independent accountant’s independence.

Based on this review and the discussions referred to above, the audit committee recommended that our Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

This report is submitted on behalf of the members of the audit committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Respectfully Submitted by the Audit Committee of the Board,

Frank Jennings

Mary Ann Halford

Kevin O’Donnell

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SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2021 Annual Meeting of Stockholders, including director nominations, must submit the same in writing, by mail, first-class postage pre-paid, to Edison Nation, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018 which must be received at our executive office on or before January 9, 2021 (at least 120 days before the date of the Company’s was released to stockholders in connection with the previous year’s annual meeting)). Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. We will only include in our proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

Although information received after such date will not be included in the proxy materials sent to stockholders, a stockholder proposal may still be presented at the annual meeting if such proposal complies with the Company’s bylaws. In accordance with our bylaws, stockholder proposals may be brought before an annual meeting only if such proposal is made pursuant to written notice timely given to the Company’s Corporate Secretary accompanied by certain information required by our bylaws. To be timely, a stockholders’ written notice must be received at the registered office of the Company no earlier than 120 days and no later than 90 days prior to the first anniversary of the preceding year’s annual meeting, provided that in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than seventy (70) calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Company. For stockholder proposals for the 2021 annual meeting of stockholders, written notice must be received between February 7, 2021 and March 8, 2021. The proposal must be sent to: Edison Nation, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018 and will need to comply with the SEC’s rules and regulations.

Householding

In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Upon request, the Company will promptly deliver a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Proxy Statements may request delivery of a single copy.

Requests in this regard should be addressed to:

Edison Nation, Inc.

Attn: Investor Relations

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

Stockholders who beneficially own shares of our common stock held in street name may contact their broker, bank or other agent as your nominee to request information about householding.

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ADDITIONAL INFORMATION

Our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, can be accessed, along with this Proxy Statement, by following the instructions contained in the Notice for Annual Meeting of Stockholders and is also available on our corporate website under the “SEC Filings” link on the Investor Relations at https://investors.edisonnation.com/.

If you wish to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, as well as a copy of any exhibit specifically requested, we will mail these documents to you free of charge. Requests should be sent to:

Edison Nation, Inc.

Attn: Investor Relations

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

The Annual Report on Form 10-K for the year ended December 31, 2019 is not, and shall not be, deemed to be a part of our proxy materials.

OTHER MATTERS

As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If you vote by return of your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the persons appointed by the Board as proxies will have the discretion to vote for you on such matters.

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